SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 2000


                          WAVETECH INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   001-15482                     86-0916826
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


5210 E. Williams Circle, Suite 200, Tucson, Arizona                 85711
---------------------------------------------------               ----------
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (520) 750-9093


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On May 1, 2000, Wavetech International, Inc. (the "Company"), completed a $5 million private placement of Series B Convertible Preferred Stock (the "Preferred Stock"), and common stock purchase warrant (the "Warrant"), with an accredited investor.

     The financing consisted of 1,000 shares of Preferred Stock and a Warrant to purchase 160,000 shares of common stock. The Preferred Stock carries a dividend of 6% and a conversion price equal to the lower of 80% of the average closing bid prices of the Company's common stock for the three lowest trading days of the 10 consecutive trading days immediately preceding the conversion date or 110% of the average closing bid prices of the Company's common stock for the five trading days prior to the date of issuance of the Preferred Stock.

     The Warrant has a term of three years and is exercisable at a price of $.01 for all 160,000 shares of common stock. The Company also issued a warrant to purchase 43,371 shares of common stock to the placement agent in the private placement (the "Agent Warrant"). The Agent Warrant has a term of three years and is exercisable at an aggregate price of $350,000.

     In connection with the issuance of the Preferred Stock and Warrant, the Company has granted the holder certain registration rights pursuant to a Registration Rights Agreement.

     Copies  of  the  Certificate  of  Designations,   Rights,  Preferences  and
Limitations of Series B Convertible Preferred Stock, Warrant, Registration Rights Agreement and Securities Purchase Agreement are attached hereto as Exhibits 4, 10.1, 10.2 and 10.3, respectively. For additional discussion regarding this transaction, see also the Company's press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit No.     Description
        ----------      -----------
             4          Certificate of Designations, Rights, Preferences and
                        Limitations of Series B Convertible Preferred Stock

          10.1          Placement Agent's Warrant

          10.2          Investor's Warrant

          10.3          Registration Rights Agreement

          10.4          Securities Purchase Agreement

          99.1 Wavetech International, Inc. press release announcing the completion of a $5 million private placement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        WAVETECH INTERNATIONAL, INC.


Date: May 16, 2000                      By /s/ Gerald I. Quinn
                                           -------------------------------------
                                           Gerald I. Quinn
                                           Chief Executive Officer and President

                                        3